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                             INVESTORS FUND SERIES
                            SUPPLEMENT TO PROSPECTUS
                         Kemper Global Income Portfolio
                         Kemper International Portfolio
                               DATED MAY 1, 1998
                           -------------------------

INVESTMENT MANAGER

Zurich Investment Management Limited ("ZIML") has been serving as sub-adviser for the Kemper Global Income and Kemper International Portfolios of Investors Fund Series pursuant to sub-advisory agreements with Scudder Kemper Investments, Inc. ("Scudder Kemper"), the Fund's investment manager. ZIML, which was previously a wholly owned subsidiary of Zurich Insurance Company, is now a wholly owned subsidiary of Scudder Kemper and is now known as Scudder Investments (U.K.) Limited ("Sub-Adviser"). As a result of this ownership change, new sub-advisory agreements have been entered into between Scudder Kemper and Sub-Adviser on the same terms as the previous agreements, which terminated automatically.

Stephen P. Dexter and Marc J. Slendebroek have been the co-lead portfolio managers for the Kemper International Portfolio of Investors Fund Series since June 1998. Mr. Dexter joined Scudder Kemper in 1986 and is a Senior Vice President. He received a B.A. in Economics and an M.B.A. in Finance from the University of Wisconsin. Mr. Slendebroek joined Sub-Adviser in September 1994 and is an Associate Director. Prior to joining Sub-Adviser, Mr. Slendebroek was a Manager of Dutch research at Kleinwort Benson Securities from 1992 to 1994. He received a Masters Degree in Civil Law from the University of Leiden, in the Netherlands.

June 22, 1998
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